Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer of Kandi Technology Corp.
(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Kandi Technology, Corp. (the “Company”) on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Hu Xiaoming, Chief Executive Officer of the Company, and Zhu Xiaoying, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hu Xiaoming
Hu Xiaoming
Chief Executive Officer
March 31, 2008

/s/ Zhu Xiaoying
Zhu Xiaoying
Chief Financial Officer
March 31, 2008